SECURITIES EXCHANGE AGREEMENT

This Securities Exchange Agreement (this “Agreement”) is dated as of March 18, 2010, between among Sunway Global, Inc., a Nevada corporation (the “Company”), and each security holder identified on the signature pages hereto (each, including its successors and assigns, a “Holder” and collectively, the “Holders”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with each Holder, and each Holder, severally and not jointly, desires to exchange with the Company, securities of the Company as more fully described in this Agreement.

WHEREAS, the Holders currently hold certain warrants as set forth in Schedule A (the (“Warrants”), that are exercisable for shares of Company Common Stock with $0.0000001 par value per share (“Common Stock”).

WHEREAS, the Holders intend to exchange the Warrants pursuant to this Agreement, for shares of the Common Stock of the Company.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Holder agree as follows:

ARTICLE I

DEFINITIONS

1.1            Definitions.  In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Closing” means the closing of the exchange pursuant to Section 2.

“Closing Date” means the day, when all of the Transaction Documents have been executed and delivered to the applicable Parties, all Closing Conditions as set forth in Section 2.5 have been met, and all conditions precedent to (i) the Holders’ obligations to deliver the Securities to be exchanged and (ii) the Company’s obligations to deliver the Common Stock have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Company Counsel” means Sichenzia Ross Friedman Ference LLP, with an address at 61 Broadway New York, New York 10006

“Principal Shareholders” shall mean the persons listed on Schedule A of the Securites Escrow Agreement.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Qualified Financing” means an offering of Company’s equity securities with minimum new proceeds to the Company of $10 million at a per share price acceptable to the Company and the Holders.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Escrow Agreement” means the Securities Escrow Agreement entered into between the Parties on the date of this Agreement.

“Signing” means the signing of the Transaction Documents by the Parties and delivery of signed Transaction Documents to the Parties.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE Amex, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” means this Agreement and the Securities Escrow Agreement and all schedules and exhibits thereto.

“Vision” means Vision Opportunity Master Fund, Ltd. having its principal offices at 20 W 55th street, 5th floor, New York, NY 10019.

ARTICLE II

EXCHANGE

2.1           Terms of Exchange. Subject to the terms and conditions set forth herein, the Holders agree to exchange the Warrants for an aggregate of two million (2,000,000) shares of Restricted Shares (the “Shares”) as set forth in Schedule A, and the Company agrees to issue the Shares in exchange for the Warrants.

2.2           Signing. The Signing will occur at the offices of the Company Counsel or such other location as the parties shall mutually agree.

2.3           Deliveries Upon Signing. In connection with the Signing:

a)            the Company shall deliver or cause to be delivered to the Holders this Agreement duly executed by the Company;

b)            the Principal Shareholders shall deliver or cause to be delivered the following to Company Counsel each Holder the Securities Escrow Agreement duly executed by each Principal Shareholder and the Company; and

c)            the Holders shall deliver or cause to be delivered to the Company this Agreement duly executed by the Holder and to Company Counsel the Securities Escrow Agreement duly executed by the Holder.

2.4           Closing. On the Closing Date, each Holder shall deliver to the Company or to Company Counsel their Warrants and the Company shall deliver to each Holder their respective shares of Common Stock pursuant to the terms of this Agreement.  Upon satisfaction of the conditions set forth herein, the Closing shall occur at the principal offices of the Company Counsel, or such other location as the parties shall mutually agree.

2.5           Closing Deliveries. At the Closing:

a)           the Company shall deliver or cause to be delivered to each Holder a certificate evidencing the Shares;

b)           each Holder shall deliver or cause to be delivered to Company Counsel such Holder’s Warrants endorsed such that the Warrants may be cancelled by the Company; and

c)           the Principal Shareholders shall deliver to the Escrow Agent (as defined in the Securities Escrow agreement) one million (1,000,000) shares of Company’s Common Stock held by the Principal Shareholders in accordance with the Securities Escrow Agreement.

2.6           Closing Conditions:

a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)           all obligations, covenants and agreements of each Holder required to be performed at or prior to the Closing Date shall have been performed; and

(ii)           the delivery by each Holder of the items set forth in Section 2.5(b) of this Agreement.

b)           The respective obligations of the Holders hereunder in connection with the Closing are subject to the following conditions being met:

(i)           all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(ii)          the delivery by the Company of the items set forth in Sections 2.5(a);

(iii)         the delivery by the Principal Shareholders of the items set forth in Section 2.5(c) of this Agreement;

(iv)         simultaneously with or prior to the Closing, there shall have occurred a closing of a Qualified Financing;

(v)          there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(vi)         from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Holder, makes it impracticable or inadvisable to perform the exchange at the Closing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to each Holder:

(a)           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith other than in connection with the Required Approvals.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.2           Representations and Warranties of the Holders.  Each Holder, for itself and for no other Holder, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)           Organization; Authority.  Such Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Holder of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Holder.  Each Transaction Document to which it is a party has been duly executed by such Holder, and when delivered by such Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Restricted Securities.  Such Holder understands that the Shares are “restricted securities” and have not been registered under the Securities Act of 1933 or any applicable state securities law and that certificates evidencing the Shares may bear a legend to that effect.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1           Registration Rights. The Shares shall have the same registration rights as the Common Stock underlying the Warrants as ste forth in Registration Rights Agreement dated June 5, 2007 between the Company and certain purchasers listed therein.

ARTICLE V

MISCELLANEOUS

5.1           Successors and Assigns .  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Holder (other than by merger).  Any Holder may assign any or all of its rights under this Agreement to any person to whom such Holder assigns or transfers any Warrants, provided that such transferee agrees in writing to be bound, with respect to the transferred Warrants, by the provisions of the Transaction Documents that apply to the “Holders.”

5.2           Governing Law .  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or Proceeding is improper or is an  inconvenient venue for such Proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or Proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or Proceeding.

5.3           WAIVER OF JURY TRIAL .  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SUNWAY GLOBAL, INC.		Address for Notice:

By:	/s/ Bo Liu
Name:
	Title:	Tel:
Fax:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:	Vision Opportunity Master Fund, Ltd.

Signature of Authorized Signatory of Holder:	/s/ Adam Benowitz

Name of Authorized Signatory:	Adam Benowitz

Title of Authorized Signatory:	Director

Address for Notice of Holder:	20 W 55th Street, 5th floor, New York, NY 10019

Address for Delivery of Shares for Holder:	Same as above

[PURCHASER SIGNATURE PAGES TO SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:	Vision Capital Advantage Fund, LP

Signature of Authorized Signatory of Holder:	/s/ Adam Benowitz

Name of Authorized Signatory:	Adam Benowitz

Title of Authorized Signatory:	Authorized Signatory

Address for Notice of Holder:	20 W 55th Street, 5th floor, New York, NY 10019

Address for Delivery of Shares for Holder:	Same as above

Schedule A

					Shares of
					Common
	Warrants to be Exchanged				Stock to be
Shareholder	Warrant A	Warrant B	Warrant C	Warrant D	Issued

Vision Opportunity Master Fund, Ltd.	4,265,613	2,132,806	3,864,817	1,932,409	1,771,870

Vision Capital Advantage Fund, LP	549,202	274,601	497,599	248,799	228,130